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                          FIFTH AMENDMENT TO LOAN AGREEMENT

                                            [$55,000,000]

    THIS FIFTH AMENDMENT TO LOAN AGREEMENT (this "Amendment"), is dated as of June 30, 1997 by and between THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation ("Lender"), and BRE PROPERTIES, INC., a Maryland corporation ("Borrower"), as ultimate successor-in-interest by merger to Real Estate Investment Trust of California, a California real estate investment trust ("Original Borrower").

                                      RECITALS:

    A. Lender has made a loan (the "Loan") to Original Borrower in the original principal amount of $55,000,000, which loan is governed by that certain Loan Agreement dated as of January 31, 1994, as amended by that certain First Amendment to Loan Agreement dated as of July 7, 1995 by and between Original Borrower and Lender, as further amended by that certain Second Amendment to Loan Agreement dated as of April 30, 1996 by and between Borrower and Lender, as further amended by that certain Third Amendment to Loan Agreement dated as of November 20, 1996 by and between Borrower and Lender, as further amended by that certain Fourth Amendment to Loan Agreement dated as of February 25, 1997 by and between Borrower and Lender (collectively, the "Loan Agreement") and evidenced by that certain Promissory Note dated as of January 31, 1994 executed by Original Borrower in favor of Lender (the "Note").

    B. Pursuant to a series of mergers, Original Borrower merged into Real Estate Investment Trust of Maryland, a Maryland real estate investment trust, which in turn merged into BRE Properties Inc., a Delaware corporation, which in turn merged into Borrower (which was then and formerly known as BRE Maryland, Inc., a Maryland corporation).

    C. Pursuant to the terms of that certain Assumption Agreement dated as of April 30, 1996 by and between Borrower and Lender, Borrower absolutely and irrevocably assumed the Loan, the Loan Agreement, the Note and the other Loan Documents and the obligations of Original Borrower thereunder.

    D. Borrower and Lender have agreed to modify and amend the Loan Agreement as provided herein.

    NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:


                                      AGREEMENT:

    1. DEFINITIONS. All capitalized terms used in this Amendment, unless otherwise defined, shall have the meanings given thereto in the Loan Agreement.

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2.  AMENDMENTS TO LOAN AGREEMENT.  Borrower and Lender agree that the Loan
Agreement shall be amended as provided in this Paragraph 2.

    2.1. Section 1.1 of the Loan Agreement shall be amended by replacing the definition of Approved Indebtedness, in its entirety, with the following revised definition therefor:

              "APPROVED INDEBTEDNESS" means collectively, (i) this Loan, (ii) the 955 Prudential Loan, (iii) the Sanwa Line of Credit (including amounts borrowed thereunder after the Closing Date in compliance with the terms hereof), (iv) the PruExpress Loans, (v) the Tango Loan,
         (vi) the Bank of America Line of Credit (including amounts borrowed thereunder after the Closing Date in compliance with the terms hereof), (vii) the Public Unsecured BRE Debt, (viii) debt incurred in the ordinary course of business to acquire goods, supplies, services or merchandise on normal trade credit, (ix) surety bonds which are obtained in the ordinary course of business, (x) Indebtedness secured by New Purchase Money Liens, (xi) Existing BRE Secured Debt, and
         (xii) Capital Lease Obligations in an amount not to exceed, at any time, $1,000,000; provided, however, that in any and all events, such Approved Indebtedness shall be subject to, and included within the calculations relating to, the financial covenants set forth in
         Section 6.9 hereof.

    2.2. Section 1.1 of the Loan Agreement shall be amended by replacing the definition of Indebtedness, in its entirety, with the following revised definition therefor:

              "INDEBTEDNESS" at any date of determination means: (i) all obligations of Borrower and the Consolidated Partnership (including, without limitation, all indebtedness of Borrower to Lender and all Approved Indebtedness) which in accordance with GAAP would be shown on the balance sheet of Borrower and/or the Consolidated Partnership as a liability (including, without limitation, obligations for borrowed money and for the deferred purchase price of property or services, trade debt payable, accruals and other liabilities, and obligations evidenced by bonds, debentures, notes or other similar instruments); (ii) all Capitalized Lease Obligations; (iii) all Contingent Obligations of Borrower and or the Consolidated Partnership in respect of, or obligations to purchase or otherwise acquire or to assure payment of, Indebtedness of others; and (iv) all Indebtedness of others secured by any Lien upon property owned by Borrower or the Consolidated Partnership, whether or not assumed.

    2.3. Section 1.1 of the Loan Agreement shall be amended by adding the following definition to be inserted therein in alphabetical order:

              "PUBLIC UNSECURED BRE DEBT" means the indebtedness evidenced by the unsecured debt securities issued by Borrower from time to time provided that the maximum principal amount of such Public Unsecured BRE Debt shall at no time exceed $150,000,000.

    2.4. Clause (y) of the parenthetical found in the second grammatical sentece of Section 6.1 of the Loan Agreement shall be amended, in its entirety, to provide as follows:

         (y) forward commitments to acquire new construction projects which will be at least 80% leased pursuant to market rate leases as of the date of acquisition thereof and the cost of which do not

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         exceed $30,000,000 per project; provided, however, that at no time shall the aggregate amount of such commitments exceed more than twenty-five percent (25%) of Tangible Net Worth)

    2.5. Section 7.2.A of the Loan Agreement shall be amended, in its entirety, to provide as follows:

              A. FAILURE TO MAKE PAYMENTS. Failure of Borrower or the Consolidated Partnership to pay when due any principal or interest on any Indebtedness (including, without limitation, the Tango Loan, the Sanwa Line of Credit, the Bank of America Line of Credit, the Public Unsecured BRE Debt, and/or the Existing BRE Secured Debt) (other than Indebtedness referred to in Section 7.1 and Section 7.2.C) or Contingent Obligation; or

    2.6. Section 7.12.A of the Loan Agreement shall be amended, in its entirety, to provide as follows:

              A. Any Person shall have (i) acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) directly or indirectly, of shares or securities of Borrower (or other securities convertible into such securities), or (ii) acquired by contract or otherwise, or shall have entered into a contract or arrangement which upon consummation will result in its acquisition of or control over shares or securities of Borrower (or other securities convertible into such securities), in either case, (x) representing twenty percent (20%) or more of the outstanding shares or securities of Borrower, or
         (y) representing ten percent (10%) or more of the outstanding shares or securities of Borrower and resulting in any change of the board of directors of Borrower and/or any change in the management of Borrower or any of its assets; or

    3. REPRESENTATIONS AND WARRANTIES. Borrower makes the following representations and warranties to Lender all of which are material and are made to induce Lender to enter into this Amendment.

         3.1. All representations and warranties in the Loan Documents were true, accurate and complete in every material respect as of the date made and are true, accurate and complete in every respect as of the date hereof, and do not fail to disclose any material fact necessary to make the representations not misleading.

         3.2. Borrower has full power, legal capacity and authority to execute and deliver this Amendment.

         3.3. This Amendment has been duly authorized, executed and delivered by Borrower.

    4. NO OTHER MODIFICATIONS. Except as provided herein, the Loan Agreement shall remain unchanged and in full force and effect.

    5. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of California.

    6. SEVERABILITY. If any term, provision, covenant or condition of this Amendment or any application thereof should be held by a court of competent jurisdiction to be invalid, void or unenforceable, all terms, provisions, covenants and conditions hereof and all applications thereof not held invalid, void or unenforceable shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.


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    7.  SUCCESSOR AND ASSIGNS.  The provisions of this Amendment shall be binding upon and inure solely to the benefit of Lender and Borrower, and their respective heirs, legal representatives, successors and assigns.

    8. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together, shall constitute but one and the same Amendment.

    9. FEE. In connection with this Amendment, Borrower shall pay Lender a service fee equal to $2,500 and will also pay all of Lender's costs and expenses relating hereto (including, without limitation, the fees and expenses of its outside counsel).

    IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment to be executed as of the day and year first above written.


                    BORROWER:

                    BRE PROPERTIES, INC., a Maryland corporation


                   By:
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                   Name:
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                   Title:
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                   By:
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                   Name:
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                   Title:
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                   LENDER:

                   THE PRUDENTIAL INSURANCE COMPANY
                   OF AMERICA


                   By:
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                   Its:
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